UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 31, 2025 the Board of Directors of Regen Biopharma, Inc. (the “Registrant”), acting as the Registrant’s Audit Committee, approved the engagement of BCRG Group (“BCRG”) as its independent auditor. On same date, the accounting firm of BCRG was engaged as the Registrant’s new independent registered public accounting firm.

On March 31, 2025 the Board of Directors of the Registrant, acting as the Registrant’s Audit Committee, approved the dismissal of Bush and Associates CPA LLC (“Bush’) as the Registrant’s independent registered public accounting firm effective immediately,

(a) Since May 28, 2024 (the date on which Bush has been engaged as the Registrant’s independent registered public accounting firm) Bush has completed its review of the interim financial statements of the Registrant for the period ended June 30, 2024 and has conducted no audit of the Registrant’s financial statements.

(c) During the Company’s two most recent fiscal years and the subsequent interim periods thereto, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and Bush on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bush, would have caused Bush to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(d) The Company provided Bush with a copy of this disclosure set forth under this Item 4.01 and has requested Bush to furnish a letter addressed to the Securities & Exchange Commission stating whether or not Bush agrees with the above statements. As of April 4, 2025 no response has been received by the Company from Bush. A copy of this letter from Bush will be filed as Exhibit 16.1 to an amendment to this Current Report upon receipt of such letter by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: April 7, 2025	By:	/s/ David Koos
David Koos
Chairman and Chief Executive Officer